Exhibit 99.1

Limelight Networks® Reports First Quarter 2010 Results

TEMPE, AZ — (May 5, 2010) — Limelight Networks, Inc. (NASDAQ: LLNW) today reported first quarter 2010 financial results. Highlights included:

•	Revenue of $36 million and gross margins of 42%

•	Spring 2010 Release of Limelight SITE, offering expanded solutions for enterprise web site and dynamic content acceleration

•	Continued growth of Mobility and Monetization solutions

•	Completed the acquisition of EyeWonder, Inc., a leading rich media ad serving vendor, after the close of the quarter

“We are pleased with Limelight Networks’ first quarter results and our prospects for the second quarter and full year 2010. The investments we have made in higher value cloud services such as mobility, monetization, and web site acceleration are paying off with deeper customer relationships, revenue growth, and gross margin and EBITDA expansion. Now together with EyeWonder, Limelight Networks is well-positioned to grow as content consumption, marketing dollars and e-commerce activity continue to shift online and onto mobile devices, and as more enterprises look to outsource computing and storage resources to innovative service providers,” said Jeff Lunsford, chairman and chief executive officer.

Financial Highlights

For the first quarter of 2010, the company reported revenue of $36 million, up 9 percent from first quarter 2009 and up 7 percent sequentially. The company also reported EBITDA, adjusted for share-based compensation, litigation expenses, and acquisition-related expenses, of $5.1 million and a non-GAAP net loss, before share-based compensation, litigation expenses, and acquisition-related expenses, of 1 cent per basic share. GAAP net loss was $5.8 million, or 7 cents per basic share.

Capital investments were $4.3 million. The Company ended the quarter with no bank debt and approximately $149 million in cash and short-term marketable securities. A reconciliation of GAAP to non-GAAP net income is included in the below tables.

Second Quarter 2010 Outlook

Limelight Networks anticipates second quarter revenue to be in the range of $41 million to $43 million, including two months of contribution from EyeWonder.

Financial Tables

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2010	December 31, 2009
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$95,295	$89,509
Marketable securities	53,557	64,870
Accounts receivable, net of reserves of $9,667 and $9,226 at March 31, 2010 and December 31, 2009, respectively	25,828	26,363
Income taxes receivable	623	617
Prepaid expenses and other current assets	8,919	9,654

Total current assets	184,222	191,013
Property and equipment, net	35,776	35,524
Marketable securities	8	12
Goodwill	1,895	619
Other intangible assets, net	4,291	370
Other assets	8,299	8,132

Total assets	$234,491	$235,670

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$6,860	$5,144
Deferred revenue, current portion	10,650	12,199
Other current liabilities	15,495	14,140

Total current liabilities	33,005	31,483
Deferred revenue, less current portion	—	1,377
Deferred income tax, less current portion	14	10

Total liabilities	33,019	32,870
Commitments and contingencies	—	—
Stockholders’ equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized; 85,228 and 85,011 shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively	85	85
Additional paid-in capital	313,217	308,537
Accumulated other comprehensive (loss) income	(131)	93
Accumulated deficit	(111,699)	(105,915)

Total stockholders’ equity	201,472	202,800

Total liabilities and stockholders’ equity	$234,491	$235,670

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31, 2010	December 31, 2009	March 31, 2009	December 31, 2008
Revenue	$36,087	$33,625	$33,175	$35,898
Costs and operating expenses
Cost of revenue * +	20,983	22,167	21,471	21,881
General and administrative * +	8,893	10,066	12,444	15,550
Sales and marketing *	9,387	8,672	8,139	9,231
Research & development *	2,645	2,059	1,910	2,072
Provision for litigation	—	—	(65,645)	1,295

Total costs and operating expenses	41,908	42,964	(21,681)	50,029
Operating (loss) income	(5,821)	(9,339)	54,856	(14,131)

Interest expense	(1)	(5)	(11)	(11)
Interest income	302	295	383	669
Other income (expense)	(25)	(146)	227	(375)

(Loss) income before income taxes	(5,545)	(9,195)	55,455	(13,848)
Income tax expense	240	531	320	94

Net (loss) income	$(5,785)	$(9,726)	$55,135	$(13,942)

Net (loss) income per share:
Basic	$(0.07)	$(0.11)	$0.66	$(0.17)
Diluted	$(0.07)	$(0.11)	$0.64	$(0.17)

Shares used in per share calculations:
Basic	85,119	84,770	83,515	83,192
Diluted	85,119	84,770	85,968	83,192

*	Includes share-based compensation (see supplemental table for figures)
+	Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.

SUPPLEMENTAL FINANCIAL DATA

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2010	December 31, 2009	March 31, 2009	December 31, 2008
Supplemental financial data:
Share-based compensation:
Cost of revenues	$598	$642	$551	$585
General and administrative	1,835	1,801	2,131	3,028
Sales and marketing	1,206	1,236	1,189	1,262
Research and development	704	648	616	633

Total share-based compensation	$4,343	$4,327	$4,487	$5,508

Depreciation and amortization:
Network-related depreciation	$4,778	$5,352	$6,548	$6,862
Other depreciation and amortization	766	652	540	455

Total depreciation and amortization	$5,544	$6,004	$7,088	$7,317

Capital expenditures:
Capital expenditures (cash and accrual)	$5,540	$1,905	$4,572	$5,151

Net (decrease) increase in cash, cash equivalents and marketable securities	$(5,531)	$1,561	$(12,660)	$(2,015)

End of period statistics:
Approximate number of active customers	1,370	1,370	1,365	1,336
Number of employees	342	328	296	294

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2010	December 31, 2009	March 31, 2009	December 31, 2008
Cash flows from operating activities:
Net (loss) income	$(5,785)	$(9,726)	$55,135	$(13,942)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,544	6,004	7,088	7,317
Share-based compensation	4,343	4,327	4,487	5,508
Deferred income tax (benefit) expense	—	—	—	(9)
Excess tax shortfalls related to stock option exercises	—	—	—	177
Provision for litigation	—	—	(65,645)	1,295
Loss (gain) on foreign exchange	49	20	(31)	(149)
Loss on sale of property and equipment	89	—	—	—
Accounts receivable charges	1,169	774	3,288	3,961
Accretion of debt discount	—	—	—	—
Accretion of marketable securities	24	89	—	(6)
Changes in operating assets and liabilities:
Accounts receivable	(305)	555	(3,840)	(6,169)
Prepaid expenses and other current assets	685	(514)	(593)	1,695
Income taxes receivable	(53)	(424)	(157)	1,480
Other assets	(167)	917	(4,311)	32
Accounts payable	264	(6)	(1,223)	(531)
Deferred revenue	(3,105)	(1,506)	(822)	416
Other current liabilities	(2,081)	4,587	(5,144)	718
Other long term liabilities	—	—	—	(770)

Net cash provided by (used in) operating activities	671	5,097	(11,768)	1,023

Cash flows from investing activities:
Purchases of property and equipment	(4,250)	(3,759)	(754)	(3,537)
Purchase of marketable securities	(16,755)	(25,500)	—	—
Sale of marketable securities	28,000	10,900	21,300	17,125
Purchased business, chors, net of cash acquired	(2,004)	—	—	—

Net cash provided by (used in) investing activities	4,991	(18,359)	20,546	13,588

Cash flows from financing activities:
Tax benefits from share-based compensation	—	—	—	(177)
Proceeds from exercise of stock options and warrants	27	34	76	34
Proceeds from initial public offering, net of issuance costs	—	—	—	—

Net cash provided by (used in) financing activities	27	34	76	(143)

Effect of exchange rate changes on cash	97	290	(243)	566

Net increase (decrease) in cash and cash equivalents	5,786	(12,938)	8,611	15,034
Cash and cash equivalents, beginning of period	89,509	102,447	138,180	123,146

Cash and cash equivalents, end of period	$95,295	$89,509	$146,791	$138,180

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, provision for litigation and acquisition related expenses. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses as EBITDA plus expenses that we do not consider reflective of our ongoing operations. We use EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses as a supplemental measure to review and assess operating performance. We also believe use of EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses facilitates investors’ use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:

•

EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the cash requirements necessary for litigation costs;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses do not reflect any cash requirements for such replacements;

•

while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

•

other companies may calculate EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP Net Income (loss) and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses only as supplemental support for management’s analysis of business performance. Non-GAAP Net Income (loss), EBITDA and EBITDA adjusted for share-based compensation, litigation and damage costs and acquisition related expenses are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2010	December 31, 2009	March 31, 2009	December 31, 2008
GAAP net (loss) income	$(5,785)	$(9,726)	$55,135	$(13,942)

Provision for litigation	—	—	(65,645)	1,295
Share-based compensation	4,343	4,327	4,487	5,508
Litigation defense expenses	392	827	3,945	4,576
Acquisition related expenses	604	1,481	—	—

Non-GAAP net loss	$(446)	$(3,091)	$(2,078)	$(2,563)

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to EBITDA to EBITDA

Adjusted for Share-Based Compensation, Litigation Expenses, Provision for

Litigation and Acquisition Expenses

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2010	December 31, 2009	March 31, 2009	December 31, 2008
GAAP net (loss) income	$(5,785)	$(9,726)	$55,135	$(13,942)

Add: depreciation and amortization	5,544	6,004	7,088	7,317
Add: interest expense	1	5	11	11
Less: interest and other income	(277)	(149)	(610)	(294)
Add: income tax (benefit) expense	240	531	320	94

EBITDA	(277)	(3,335)	61,944	(6,814)

Add: provision for litigation	—	—	(65,645)	1,295
Add: share-based compensation	4,343	4,327	4,487	5,508
Add: litigation defense expenses	392	827	3,945	4,576
Add: acquisition related expenses	604	1,481	—	—

EBITDA adjusted for share-based compensation, litigation expenses, provision for litigation and acquisition expenses	$5,062	$3,300	$4,731	$4,565

Conference Call

At approximately 4:30 p.m. EDT (1:30 p.m. PDT) today, management will host a quarterly conference call. Investors can access this call toll-free at 1-866-700-6293 within the United States or 1-617-213-8835 outside of the U.S., using participant passcode 62014300. The conference call will also be audiocast live from http://www.llnw.com and a replay will be available for one week.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company’s revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company’s Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (NASDAQ: LLNW) provides on-demand software, platform, and infrastructure services that help global businesses reach and engage audiences on any mobile or connected device, enabling them to enhance their brand presence, build stronger customer relationships, optimize their advertising, and monetize their digital assets. For more information, please visit http://www.limelightnetworks.com or follow us on Twitter at www.twitter.com/llnw. Copyright © 2010 Limelight Networks, Inc. All rights reserved. EyeWonder is a trademark of Limelight Networks, Inc. All product or service names are the property of their respective owners

CONTACT: Paul Alfieri of Limelight Networks, Inc., +1-646-875-8835, palfieri@llnw.com